LOGO

                                 THE OSTERWEIS
                                      FUND
--------------------------------------------------------------------------------
                                 ANNUAL REPORT












--------------------------------------------------------------------------------
                                   Year Ended
                                 March 31, 2001

                               THE OSTERWEIS FUND
                                 ANNUAL REPORT
                       FOR THE YEAR ENDED MARCH 31, 2001


Dear Shareholders,

         The stock market correction which began last year gathered force in the first quarter of 2001. The Standard and Poor's 500 Index suffered a total return decline of 11.86%, while the more tech-heavy Nasdaq plunged 25.46%. By comparison, The Osterweis Fund (the "Fund") suffered a more moderate 4.21% decline. According to Lipper, the average U.S. mutual fund declined 13% in the first quarter. While we never like having to report a down quarter, the Fund's relative performance was quite good.

         This is also true on a long-term basis. For the twelve months ended March 31, 2001, the Fund had a total return of -6.38% versus -21.68% for the Standard and Poor's 500 Index and -59.67% for the Nasdaq. Our average annual returns over the past five years and since inception (October 1, 1993) were +23.82% and +18.64% respectively, compared to +14.18% and +15.27% in the same periods for the Standard and Poor's 500 Index.

         For the one-year and five-year periods ended March 31, 2001, The Osterweis Fund ranked 42nd out of 153 funds and second out of 65 funds, respectively, within Lipper's Mid-Cap Core Funds category. As further evidence of the Fund's favorable long-term track record, based on Lipper data, both the Wall Street Journal and Barron's ranked The Osterweis Fund as the 16th best performing fund among all equity mutual funds for the five-year period ended March 31, 2001.

         The current stock market correction has been led by a nearly 70% decline in the technology-heavy Nasdaq. This vicious decline reflects the collision between a sudden slowing of demand and earnings on one hand and excessive valuations on the other. Confronted with the inevitable cyclicality of high-tech sales and earnings, investors have had to abandon the myth of invincible high-tech growth. The result has been a massive downward revaluation of high-tech stocks.

         By avoiding significant exposure to technology stocks, we managed to insulate the Fund from the worst part of the market correction. We do not know how much further this correction will go or when the Federal Reserve Board's shift toward a more stimulative monetary policy will bolster the stock market and the real economy, but we do feel that we are now able to find more potential investments that meet our twin criteria of accelerating earnings and free cash flow generation on the one hand, and inexpensive valuation on the other. We tend to believe that the recovery will be gradual rather than sharp and that the market will be quite volatile in the meantime. We are trying to remain focused on companies whose prospects are expected to improve over the next two to five years, with little sensitivity to the economy.

                                        With best regards,


                                        /s/ JOHN S. OSTERWEIS
                                        ---------------------
                                        John S. Osterweis

-------------

RESULTS SHOWN ARE PAST PERFORMANCE, WHICH SHOULD NOT BE REGARDED AS AN INDICATOR OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than the original investment. The rankings quoted are based on total return and do not include sales charges. The Wall Street Journal and Barron's only consider the largest class of a Fund's shares, and as a result, the total number of funds considered is usually larger for Lipper than it is for these publications. The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market. The Standard and Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. These indices do not incur expenses and are not available for investment. The Osterweis Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018
graph OMITTED

                              PERFORMANCE RETURNS

                    DATE           OSTERWEIS           S&P 500
                    ----           ---------           -------
                    10/1/93        10,000              10,000
                    3/31/94        10,304               9,789
                    3/31/95        10,707              11,312
                    3/31/96        12,376              14,942
                    3/31/97        13,812              17,900
                    3/31/98        20,134              26,494
                    3/31/99        23,596              31,374
                    3/31/00        38,499              37,004
                    3/31/01        36,041              28,981



                               THE OSTERWEIS FUND
                       Value of $10,000 vs S&P 500 Index

                          Average Annual Total Return
                          Periods Ended March 31, 2001

                    1 year                        [-6.38%]
                    5 year                         23.82%
                    Since Inception (10/1/93)      18.64%

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.
The S&P 500 Index is unmanaged and returns include reinvested dividends.




                               The Osterweis Fund
SCHEDULE OF INVESTMENTS at March 31, 2001
--------------------------------------------------------------------------------

Shares                                                                  Value
------                                                                  -----

COMMON STOCKS: 72.2%
BEVERAGES - ALCOHOLIC: 1.9%
     21,600     Anheuser-Bush Companies, Inc.                        $   992,088
                                                                     -----------
BUSINESS SERVICES: 5.9%
     39,500     Convergys Corp.*                                       1,424,765
    153,400     The ServiceMaster Company                              1,722,682
                                                                     -----------
                                                                       3,147,447
                                                                     -----------
CONSUMER PRODUCTS: 1.5%
     11,400     Kimberly-Clark Corporation                               773,262
                                                                     -----------
COSMETICS AND TOILETRIES: 1.4%
     18,480     Avon Products, Inc.                                      739,015
                                                                     -----------

DIRECT MARKETING: 1.3%
     50,000     ValueVision International, Inc.- Class A*                696,875
                                                                     -----------

ELECTRICAL COMPONENTS & Equipment: 2.3%
     20,000     Emerson Electric Co.                                   1,239,200
                                                                     -----------

ELECTRONIC COMPONENTS - MISC.: 1.1%
     34,100     Universal Electronics, Inc.*                             562,650
                                                                     -----------

ENERGY - PIPELINES: 5.4%
     53,600     Kinder Morgan, Inc.                                    2,851,520
                                                                     -----------

ENVIRONMENTAL SERVICES: 2.1%
     45,100     Waste Management, Inc.                                 1,113,970
                                                                     -----------

FINANCIAL SERVICES: 3.0%
     37,200     GATX Corp.                                             1,579,512
                                                                     -----------

HEAVY INDUSTRIES: 3.3%
     24,000     FMC Corp.*                                             1,767,360
                                                                     -----------

HOTELS & Motels: 3.1%
    118,800     Station Casinos, Inc.*                                 1,640,628
                                                                     -----------

INDEPENDENT POWER PRODUCER: 6.5%
     62,600     Calpine Corp.*                                         3,447,382
                                                                     -----------

INSURANCE - PROPERTY / CASUALTY: 4.5%
     31,000     XL Capital Ltd.                                        2,358,170
                                                                     -----------


   Shares                                                                Value
   ------                                                                -----
MEDIA AND BROADCASTING: 6.4%
     42,000     Pegasus Communications Corp.*                        $   966,000
     40,100     Primedia, Inc.*                                          252,630
     25,339     Viacom, Inc. - Class B*                                1,114,156
     46,800     Westwood One, Inc.*                                    1,077,336
                                                                     -----------
                                                                       3,410,122
                                                                     -----------

MEDICAL: 3.3%
     85,000     Manor Care, Inc.*                                      1,734,000
                                                                     -----------

OFFICE AUTOMATION & EQUIPMENT: 3.0%
     45,000     Pitney Bowes, Inc.                                     1,563,750
                                                                     -----------

OIL - FIELD SERVICES: 1.8%
    108,000     Newpark Resources, Inc.*                                 970,920
                                                                     -----------

PHARMACEUTICALS: 6.3%
     20,000     Bristol-Myers Squibb Co.                               1,188,000
     34,000     Forest Laboratories, Inc. - Class A*                   2,014,160
     36,200     Nexmed, Inc.*                                            158,375
                                                                     -----------
                                                                       3,360,535
                                                                     -----------

REAL ESTATE: 3.0%
     70,000     Crescent Real Estate Equities Company                  1,589,000
                                                                     -----------

RESORTS / THEME PARKS: 3.7%
    100,000     Six Flags, Inc.                                        1,935,000
                                                                     -----------

TELECOMMUNICATIONS: 1.4%
     28,541     NTL, Inc.*                                               717,812
                                                                     -----------

TOTAL COMMON STOCKS
     (cost $25,807,354)                                               38,190,218
                                                                     -----------


4





Principal
Amount                                                                   Value
--------------------------------------------------------------------------------

BONDS: 1.0%
TELECOMMUNICATIONS: 1.0%
   $625,000     NTL, Inc., 7.00%, 12/15/08
                    (cost $527,769)                                  $   513,281
                                                                     -----------

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 4.8%
    500,000     Federal Farm Credit Bank, 5.080%, 8/1/01                 501,005
    500,000     Federal Farm Credit Bank, 6.490%, 4/2/01                 500,000
    500,000     Federal Farm Credit Bank, 6.530%, 5/1/01                 500,755
    250,000     U.S. Treasury Note, 6.625%, 3/31/02                      256,006
    250,000     U.S. Treasury Note, 6.250%, 1/31/02                      254,199
    500,000     U.S. Treasury Note, 5.500%, 7/31/01                      502,129
                                                                     -----------

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
                    (cost $2,499,325)                                  2,514,094
                                                                     -----------

SHORT-TERM INVESTMENTS: 21.0%
 11,099,012     Firstar U.S. Treasury Money Market
                    (cost $11,099,012)                                11,099,012
                                                                     ===========



                                                                        Value
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
                    (cost $39,933,460+):     99.0%                   $52,316,605
Other Assets less Liabilities:                1.0%                       548,241
                                                                     -----------
                NET ASSETS:                 100.0%                   $52,864,846
                                                                     ===========

*  Non-income producing security.

+ At March 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

   Gross unrealized appreciation                                    $13,325,573
   Gross unrealized depreciation                                       (942,428)
                                                                    -----------
   Net unrealized appreciation                                      $12,383,145
                                                                    ===========

See accompanying Notes to Financial Statements.


                               The Osterweis Fund
STATEMENTS OF ASSETS & LIABILITIES at March 31, 2001
--------------------------------------------------------------------------------

ASSETS
     Investments in securities, at value
          (cost $39,933,460)                                         $52,316,605
     Receivables:
        Securities sold                                                1,480,252
        Dividends and interest                                           135,073
        Fund shares sold                                                  99,943
     Prepaid expenses                                                        850
                                                                     -----------
                Total assets                                          54,032,723
                                                                     -----------

LIABILITIES
     Payables:
        Securities purchased                                             540,702
        Due to advisor                                                    46,222
     Administration fees                                                   9,244
        Fund shares redeemed                                             539,710
     Accrued expenses                                                     31,999
                                                                     -----------
                Total liabilities                                      1,167,877
                                                                     -----------


NET ASSETS                                                           $52,864,846
                                                                     ===========

Net asset value, offering and redemption
     price per share ($52,864,846/2,551,197
     shares outstanding; unlimited number of
     shares authorized without par value)                            $     20.72
                                                                     ===========

COMPONENTS OF NET ASSETS
     Paid-in capital                                                 $39,631,209
     Accumulated net investment income                                   153,099
     Accumulated net realized gain on investments                        697,393
     Net unrealized appreciation on investments                       12,383,145
                                                                     -----------
        Net assets                                                   $52,864,846
                                                                     ===========

See accompanying Notes to Financial Statements.



                               The Osterweis Fund
STATEMENT OF OPERATIONS For the Year Ended March 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
        Income
                Dividends                                            $   326,084
                Interest                                                 528,091
                Other                                                      1,629
                                                                     -----------
                        Total income                                     855,804
                                                                     -----------

        Expenses
                Advisory fees                                            468,022
                Administration fees                                       93,604
                Audit fees                                                35,228
                Fund accounting fees                                      29,063
                Transfer agent fees                                       16,190
                Reports to shareholders                                   11,729
                Custody fees                                              10,191
                Trustee fees                                               7,902
                Registration fees                                          2,448
                Miscellaneous                                              3,578
                Legal fees                                                 2,642
                Insurance expense                                          1,640
                                                                     -----------
                        Total expenses                                   682,237
                                                                     -----------
                                Net investment income                    173,567
                                                                     -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
        Net realized gain on investments                               5,854,595
        Net unrealized depreciation on investments                    (9,431,705)
                                                                     -----------
                Net realized and unrealized loss on investments       (3,577,110)
                                                                     -----------
                        NET DECREASE IN NET ASSETS
                           RESULTING FROM OPERATIONS                 $(3,403,543)
                                                                     ===========


See accompanying Notes to Financial Statements.



                               The Osterweis Fund
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year Ended      Year Ended
                                                                March 31,       March 31,
                                                                   2001           2000
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
        Net investment income (loss)                         $    173,567    $   (172,062)
        Net realized gain on investments                        5,854,595       4,929,959
        Net unrealized appreciation (depreciation)
                        on investments                         (9,431,705)     12,967,001
                                                             ------------    ------------
                Net increase (decrease) in net assets
                resulting from operations                      (3,403,543)     17,724,898
                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income                                (20,468)             (9)
        From net realized gain                                 (8,419,971)     (3,109,201)
                                                             ------------    ------------
        Total distributions to shareholders                    (8,440,439)     (3,109,210)
                                                             ------------    ------------
CAPITAL SHARE TRANSACTIONS
        Net increase in net assets derived from net change
                in outstanding shares  (a)                     16,682,828       8,284,669
                                                             ------------    ------------
                Total increase in net assets                    4,838,846      22,900,357
                                                             ------------    ------------
NET ASSETS
        Beginning of year                                      48,026,000      25,125,643
                                                             ------------    ------------
        End of year                                          $ 52,864,846    $ 48,026,000
                                                             ============    ============
                ACCUMULATED NET INVESTMENT INCOME            $    153,099    $       --
                                                             ============    ============

(a) A summary of capital share transactions is as follows:

                                           Year Ended                    Year Ended
                                         March 31, 2001                March 31, 2000
                                         --------------                --------------

                                      Shares         Value           Shares        Value
                                      ------         -----           ------        -----

Shares sold                          592,272    $ 13,672,316         395,770    $  8,379,354
Shares issued in reinvestment
of distributions                     386,713       8,093,905         137,309       3,064,724
Shares redeemed                     (210,869)     (5,083,393)       (148,518)     (3,159,409)

        Net increase                 768,116    $ 16,682,828         384,561    $  8,284,669


See accompanying Notes to Financial Statements.



The Osterweis Fund
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                             Year Ended March 31,
                                               2001      2000        1999       1998      1997
-------------------------------------------------------------------------------------------------

Net asset value, beginning of period       $   26.93  $   17.97  $   16.99  $   12.88  $   11.74
                                           ---------  ---------  ---------  ---------  ---------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                        0.07      (0.10)     (0.04)      0.02       0.08
     Net realized and unrealized
          gain (loss) on investments           (1.74)     11.04       2.62       5.61       1.27
                                           ---------  ---------  ---------  ---------  ---------

Total from investment operations               (1.67)     10.94       2.58       5.63       1.35
                                           ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
     From net investment income                (0.01)   --         --           (0.05)     (0.08)
     From net realized gain                    (4.53)     (1.98)     (1.60)     (1.47)     (0.13)
                                           ---------  ---------  ---------  ---------  ---------
Total distributions                            (4.54)     (1.98)     (1.60)     (1.52)     (0.21)
                                           ---------  ---------  ---------  ---------  ---------
Net asset value, end of year               $   20.72  $   26.93  $   17.97  $   16.99  $   12.88
                                           =========  =========  =========  =========  =========
Total return                                   (6.38%)    63.16%     17.20%     45.77%     11.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)       $   52.9   $   48.0   $   25.1   $   22.4   $   16.5
Ratio of expenses to average net assets:
Before fees waived and
     expenses absorbed or recouped              1.45%      1.45%      1.69%      1.67%      1.75%
After fees waived and
     expenses absorbed or recouped              1.45%      1.57%      1.75%      1.75%      1.75%
RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS:
Before fees waived and
     expenses absorbed                          0.37%     (0.36%)    (0.21%)     0.21%      0.63%
After fees waived and
     expenses absorbed                          0.37%     (0.48%)    (0.27%)     0.13%      0.63%
Portfolio turnover rate                        31.77%     38.58%     31.19%     26.27%     41.30%



See accompanying Notes to Financial Statements.

                               The Osterweis Fund
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

        The Osterweis Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on October 1, 1993. The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

         A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under procedures adopted by the Board of Trustees of the Trust. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         B. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

         C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Bond, U.S. Government and Government Agency obligation premiums and discounts are amortized using the interest method.

         D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                               The Osterweis Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

         For the year ended March 31, 2001, Osterweis Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 2001, the Fund incurred $468,022 in advisory fees.

         Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

          Under $15 million                $30,000

          $15 to $50 million               0.20% of average daily net assets

          $50 to $100 million              0.15% of average daily net assets

          $100 to $150 million             0.10% of average daily net assets

          Over $150 million                0.05% of average daily net assets

         For the year ended March 31, 2001, the Fund incurred $93,604 in administration fees.

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

         Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor. As of March 31, 2001, the Fund shares owned by the Fund's Advisor and its affiliates totaled 317,189 shares out of 2,551,197.

                               The Osterweis Fund
NOTES TO FINANCIAL STATEMENTS(CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

         The cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for the year ended March 31, 2001, were $16,220,094 and $14,930,358, respectively.

         For the year ended March 31, 2001, the cost of purchase and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term investments, were $540,702 and $0, respectively.

                               The Osterweis Fund
Report of Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders of
The Osterweis Fund and the
Board of Trustees of Professionally Managed Portfolios

         We have audited the accompanying statement of assets and liabilities of The Osterweis Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/S/ ERNST & YOUNG LLP
Los Angeles, California
May 4, 2001

--------------------------------------------------------------------------------

                                    Advisor
                     HARRIS BRETALL SULLIVAN & SMITH L.L.C.
                         One Sansome Street, Suite 3300
                            San Francisco, CA 94104
                                 (415) 765-8300
                        Account Inquiries (800) 282-2340

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                              Independent Auditors
                               ERNST & YOUNG LLP
                           725 South Figueroa Street
                             Los Angeles, CA 90017

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.